Mirae Asset Discovery Funds

Emerging Markets Fund

Emerging Markets Great Consumer Fund

Supplement dated September 30, 2021 to the Prospectus and Statement of Additional Information, each dated August 28, 2021, the Summary Prospectus for the Emerging Markets Fund dated August 28, 2021 and the Summary Prospectus for the Emerging Markets Great Consumer Fund dated August 28, 2021

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus and Statement of Additional Information of Mirae Asset Discovery Funds (the “Trust” or the “Funds”) dated August 28, 2021. The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

On September 27, 2021, the Board of Trustees of the Trust approved a proposal to close Class C shares of the Funds to new investments (the “Close”).

The Close is expected to take place on or about November 30, 2021. Current holders of Class C shares of the Funds may continue to reinvest dividends in additional Class C shares of their Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE